                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K







                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 29, 2002
                                                           -------------

                     STRUCTURED ASSET SECURITIES CORPORATION
-------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)

               Delaware                               333-82904                             74-2440850
------------------------------------------------------------------------------------------------------------------
            (State or other                          (Commission                          (IRS Employer
            jurisdiction of                          File Number)                      Identification No.)
            incorporation)


                          745 7th Avenue, 7th Floor                                           10019
                             New York, New York
------------------------------------------------------------------------------------------------------------------
                  (Address of principal executive offices)                                   Zip Code


           Registrant's telephone, including area code: (212) 526-7000


                                    No Change
-------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)

ITEM 5.  Other Events.(1)

         Attached as an exhibit are certain materials (the "Computational Materials") furnished to the Registrant by Lehman Brothers Inc. (the "Underwriter") in respect of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2002-16A, (the "Certificates"). The Certificates and certain other certificates are being offered pursuant to a Prospectus Supplement dated July 25, 2002 and a Prospectus dated March 22, 2002 (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (333-82904) (the "Registration Statement"). The Computational Materials are incorporated by reference in the Registration Statement.

         The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

         Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.


--------
(1) Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

ITEM 7. Financial Statements; Pro Forma Information and Exhibits.

        (a)   Not applicable.

        (b)   Not applicable.

        (c)   Exhibits:

              99.1     Computational Materials

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              STRUCTURED ASSET SECURITIES
                              CORPORATION


                              By: /s. Stanley P. Labanowski
                                  --------------------------------
                              Name: Stanley P. Labanowski
                              Title: Senior Vice President

Date:  August 6, 2002

                                  EXHIBIT INDEX

Exhibit No.             Description                           Page No.
                        -----------                           --------

99.1                    Computational Materials

                                  EXTERNAL USE
[GRAPHIC OMITTED]                                  RESIDENTIAL MORTGAGE FINANCE

                                   TERM SHEET
                                  $393,679,100
                (APPROXIMATE OFFERED, SUBJECT TO +/- 5% VARIANCE)
                                 SASCO 2002-16A
                   AURORA LOAN SERVICES INC., MASTER SERVICER
                          JPMORGAN CHASE BANK, TRUSTEE

----------------------------------------------------------------------------------------------------------------------------
                                                      WAL to
                                                     WA Months   WAL To     Est. Pmt   Expected
                               Initial                To Roll   Optional   to Optional  Initial    Legal         Expected
                  Approx.      Coupon     Security     (yrs)   Termination Termination   Loss      Final         Ratings
    Class         Size ($)       (1)     Description  (2) (3)   (yrs) (2)   Window (2) Coverage   Maturity      Moody's/S&P
----------------------------------------------------------------------------------------------------------------------------
    1-A1       $148,363,000   Variable  Variable PT     NA        2.54     08/02-11/11   6.00%    8/25/2032       Aaa / AAA
   1-A2(4)       Notional       0.70%     Interest      NA        0.38     08/02-12/02   6.00%    8/25/2032       Aaa / AAA
                                            Only
    B1-I         2,683,000    Variable     Sub PT       NA        4.94     08/02-11/11   4.30%    8/25/2032       Aa2 / AA
  B1-I-X(4)      Notional       0.95%     Interest      NA        4.94     08/02-11/11   4.30%    8/25/2032       Aa2 / AA
                                            Only
    B2-I         2,209,000    Variable     Sub PT       NA        4.94     08/02-11/11   2.90%    8/25/2032        A2 / A
  B2-I-X(4)      Notional       0.68%     Interest      NA        4.94     08/02-11/11   2.90%    8/25/2032        A2 / A
                                            Only
----------------------------------------------------------------------------------------------------------------------------
    2-A1        $37,843,000     5.55%   Variable PT    1.85       3.04     08/02-11/11   5.20%    8/25/2032       Aaa / AAA
   2-A2(4)       Notional       5.55%     Interest     1.81       1.81     08/02-04/05   5.20%    8/25/2032       Aaa / AAA
                                            Only
----------------------------------------------------------------------------------------------------------------------------
    3-A1        $66,580,000    4.175%   Variable PT    2.51       3.07     08/02-11/11   5.20%    8/25/2032       Aaa / AAA
   3-A2(4)       Notional      4.175%     Interest     2.51       2.51     08/02-05/07   5.20%    8/25/2032       Aaa / AAA
                                            Only
----------------------------------------------------------------------------------------------------------------------------
    4-A1        $20,000,000     5.80%   Variable PT    2.46       3.06     08/02-11/11   5.20%    8/25/2032       Aaa / AAA
    4-A2        $83,044,000    6.375%   Variable PT    2.46       3.06     08/02-11/11   5.20%    8/25/2032       Aaa / AAA
   4-A3(4)       Notional       5.80%     Interest     2.46       2.46     08/02-03/07   5.20%    8/25/2032       Aaa / AAA
                                            Only
----------------------------------------------------------------------------------------------------------------------------
    5-A1        $22,579,000     4.85%   Variable PT    2.33       3.09     08/02-11/11   5.20%    8/25/2032       Aaa / AAA
   5-A2(4)       Notional       4.85%     Interest     2.15       2.15     08/02-08/06   5.20%    8/25/2032       Aaa / AAA
                                            Only
----------------------------------------------------------------------------------------------------------------------------
    B1-II       $3,759,000    Variable     Sub PT       NA        5.52     08/02-11/11   3.65%    8/25/2032       Aa2 / AA
    B2-II       $3,030,000    Variable     Sub PT       NA        5.52     08/02-11/11   2.40%    8/25/2032        A2 / A
    B3(5)       $3,589,000    Variable     Sub PT       NA        5.27     08/02-11/11   1.70%    8/25/2032      Baa2 / BBB
  B4(5) (6)     $4,204,000    Variable  Not Offered     NA     Not Offered Not Offered   0.65%    8/25/2032        NR / BB
  B5(5) (6)     $1,199,000    Variable  Not Offered     NA     Not Offered Not Offered   0.35%    8/25/2032        NR / B
  B6(5) (6)     $1,417,480    Variable  Not Offered     NA     Not Offered Not Offered   0.00%    8/25/2032        NR / NR
----------------------------------------------------------------------------------------------------------------------------
    R (7)          $100       Variable    Residual      NA        0.07     08/02-08/02   5.20%    8/25/2032       Aaa / AAA
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
[GRAPHIC OMITTED]                                  RESIDENTIAL MORTGAGE FINANCE

(1) The Class coupons are described under "Interest Rates" on page 6.
(2) Prepayments for Mortgage Pool 1 were run at 30% CPR per annum and Mortgage Pools 2 through 5 were run at 25% CPR per annum. Assumes bonds pay on the 25th of every month beginning in August 2002.
(3) WAL to WA Roll Date is applicable to Mortgage Pool 2 through 5 (Hybrid ARMs) and assumes there is no cross collateralization between remaining outstanding senior certificates. The WA Roll Date for Mortgage Pool 2 is month 33 (the Distribution Date in April 2005). The WA Roll Date for Mortgage Pool 3 is month 58 (the Distribution Date in May 2007). The WA Roll Date for Mortgage Pool 4 is month 56 (the Distribution Date in March 2007). The WA Roll Date for Mortgage Pool 5 is month 49 (the Distribution Date in August 2006).
(4) The Class 1-A2, 2-A2, 3-A2, 4-A3, 5-A2, B1-I-X and B2-I-X will be interest only certificates; they will not be entitled to payments of principal and will accrue interest on their respective notional balances. After the Distribution Date in December 2002 the Class 1-A2 will no longer be entitled to receive distributions of any kind. After the Distribution Date in April 2005 the Class 2-A2 will no longer be entitled to receive distributions of any kind. After the Distribution Date in May 2007 the Class 3-A2 will no longer be entitled to receive distributions of any kind. After the Distribution Date in March 2007 the Class 4-A3 will no longer be entitled to receive distributions of any kind. After the Distribution Date in August 2006 the Class 5-A2 will no longer be entitled to receive distributions of any kind.
(5) Crossed-subordinate bonds.
(6) Not offered under this term sheet.
(7) Non-economic REMIC residual.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
[GRAPHIC OMITTED]                                  RESIDENTIAL MORTGAGE FINANCE

Deal Overview:
--------------

o The deal is comprised of 5 Mortgage Pools:
         Mortgage Pool 1 is comprised of 100% 6-month LIBOR ARMs that were originated by Aurora Loan Services Inc ("ALS").
         Mortgage Pool 2 is comprised of 2 year and 3 year Hybrid ARMs; 94.12% were originated by ALS, 4.54% were originated by CTX and 1.35% were originated by Virtual Bank. The 2 year and 3 year Hybrid ARMs are indexed to either 6-month LIBOR (80.18%) or 12-month LIBOR (19.82%). Mortgage Pool 3 is comprised of 100% 5 year Hybrid ARMs that were originated by Aurora Loan Services Inc ("ALS"). The 5 year Hybrid ARMs are indexed to either 6-month LIBOR (96.97%) or 12-month LIBOR (3.03%). Mortgage Pool 4 is comprised of 5 year Hybrid ARMs; 99.88% were originated by ALS and 0.12% were originated by CTX. The 5 year Hybrid ARMs are indexed to either 6-month LIBOR (97.76%) or 12-month LIBOR (2.24%).
         Mortgage Pool 5 is comprised of 5 year Hybrid ARMs; 88.02% were originated by Washington Mutual and 11.98% were originated by Bank of America. 100% of the 5 year Hybrid ARMs are indexed to 12-month CMT.

o Interest and principal on Pool 1, Pool 2, Pool 3, Pool 4 and Pool 5 senior certificates will be payable solely from amounts collected in respect of the mortgage loans in each respective Mortgage Pool. The only offered certificates that will be cross-collateralized by the loan pools is the Class B3.

o Interest and principal on the Class B1-I, B1-I-X, B2-I and B2-I-X subordinate certificates will be payable from amounts collected in respect of the mortgage loans in pool 1 (the Class B1-I-X and B2-I-X are interest only certificates). Similarly, interest and principal on the Class B1-II and B2-II subordinate certificates will be payable from amounts collected in respect of the mortgage loans in pools 2 through 5.

o Interest and principal on the Class B3, B4, B5 and B6 subordinate certificates will be payable from amounts collected in respect of the aggregate mortgage loans (all pools).

o 5% Optional Termination: The transaction may be called by ALS on any Distribution Date after which the aggregate outstanding mortgage balance is less than 5% of the aggregate Mortgage Pool Cut-Off Date mortgage loan balance.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
[GRAPHIC OMITTED]                                  RESIDENTIAL MORTGAGE FINANCE


-------------------------------------------------------------------------------
                            Priority of Distributions
-------------------------------------------------------------------------------
Distributions will be made on each Distribution Date from the each applicable Available Pool Distribution Amount in the following order of priority:
-------------------------------------------------------------------------------

     Mortgage Pool 1 Available Distribution Amount    Mortgage Pools 2 - 5 Available Distribution Amount
        --------------------------------------           ---------------------------------------------
         First, to Class R, 1-A1 and 1-A2 to             First, to Class 2-A1, 3-A1, 4-A1, 4-A2, 5-A1,
                    pay interest                           2-A2, 3-A2, 4-A3 and 5-A2 to pay interest
                                                              from the respective mortgage pool
        --------------------------------------           ---------------------------------------------
                         |                                                      |
                         |                                                      |
                         |                                                      |
        --------------------------------------           ---------------------------------------------
        Second, to Class 1-A1 to pay principal           Second, to Class 2-A1, 3-A1, 4-A1, 4-A2 and
                                                          5-A1 to pay principal from the respective
                                                                       mortgage pool
        --------------------------------------           ---------------------------------------------
                         |                                                      |
                         |                                                      |
                         |                                                      |
        --------------------------------------           ---------------------------------------------
            To Class B1-I, B1-I-X, B2-I and                    To Class B1-II and B2-II to pay
         B2-I-X to pay interest and principal                      interest and principal
        --------------------------------------           ---------------------------------------------
                         |                                                      |
                         |                                                      |
                         --------------------------------------------------------
                                                    |
                                                    |
        ----------------------------------------------------------------------------------------------
                             To Class B3, B4, B5 and B6 to pay interest and principal
        ----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
[GRAPHIC OMITTED]                                  RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering:
----------------------
Cut off Date:                       July 1, 2002

Expected Pricing Date:              Week of July 22, 2002

Expected Settlement Date:           July 30, 2002

Distribution Dates:                 25th of each month, commencing in August 2002

Collection Period:                  The calendar month preceding the current Distribution Date

Issuer:                             Structured Asset Securities Corp. ("SASCO")

Master Servicer:                    Aurora Loan Services, Inc. ("ALS")

Servicer:                           ALS

Master Servicer Fee:                The Master Servicer will be paid a monthly fee (the "Master
                                    Servicing Fee") equal to the investment earnings derived
                                    from principal and interest collections received on the
                                    Mortgage Loans on deposit in the Collection Account
                                    established by the Master Servicer and invested in certain eligible investments prior to their remittance to the
                                    Trustee on the Deposit Date.

Servicing Fee:                      Group 1: 0.375% per annum on the outstanding mortgage
                                    balance
                                    Groups 2 through 5: 0.25% per annum on the outstanding
                                    mortgage balance (with the exception of Washington Mutual
                                    serviced loans, which will have a 0.375% per annum rate)

Trustee:                            JPMorgan Chase Bank

Trustee Fee:                        0.0055% per annum on outstanding mortgage balance

Rating Agencies:                    Standard and Poor's ("S&P") and Moody's will rate all of
                                    the Offered Certificates.

Day Count:                          30/360

Delay Days:                         24 Day Delay:    All Classes.

Registration:                       Book-entry form through DTC

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
[GRAPHIC OMITTED]                                  RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering (cont.):
------------------------------

Minimum Denomination:               Class 1-A1, 2-A1, 3-A1, 4-A1, 4-A2 and 5-A1:
                                    $25,000 /$1 thereafter.
                                    Class 1-A2, 2-A2, 3-A2, 4-A3, 5-A2, B1-I-X and B2-I-X: $1,000,000 /$1
                                    thereafter.
                                    Class B1-I, B2-I, B1-II and B2-II: $100,000/$1 thereafter.

Tax Status:                         REMIC for Federal income tax purposes.

Pricing Prepayment
Assumption:                         Mortgage Pool 1 30% CPR per annum and Mortgage Pools 2
                                    through 5 25% CPR per annum.

SMMEA Eligibility:                  All offered classes will be SMMEA eligible except for Class
                                    B2-I, B2-I-X, B2-II and B3 Certificates.

ERISA Eligibility:                  All offered Certificates will be ERISA eligible (other than the Class R Certificate).

Interest Rates:                     Class 1-A1 will bear interest at a rate equal to Net WAC of
                                    Mortgage Pool 1 less 0.70% per annum until the December
                                    2002 Distribution Date. Beginning with the accrual period
                                    in December 2002 the Class 1-A1 will accrue interest at the
                                    Net WAC of Mortgage Pool 1.

                                    Class 1-A2 will bear interest at a rate equal to 0.70% per annum based on a Notional Balance until the Distribution
                                    Date in December 2002. The Notional Balance of the Class
                                    1-A2 on any Distribution Date up to and including the
                                    Distribution Date in December 2002 will be equal to the
                                    Class 1-A1 principal balance prior to distributions for the related Distribution Date. The Class 1-A2 will not be
                                    entitled to distributions of any kind after the
                                    Distribution Date in December 2002.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
[GRAPHIC OMITTED]                                  RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering (cont.):
------------------------------

Interest Rates (continued):         Class 2-A1 will bear interest at a rate equal to the lesser of (i) 5.55% per annum and (ii) the Net WAC of Mortgage
                                    Pool 2, up to and including the distribution date in April
                                    2005 (month 33). Beginning with the distribution date in
                                    May 2005, the Class 2-A1 will bear interest at a rate equal to the Net WAC of Mortgage Pool 2.

                                    Class 3-A1 will bear interest at a rate equal to the lesser of (i) 4.175% per annum and (ii) the Net WAC of Mortgage
                                    Pool 3, up to and including the distribution date in May
                                    2007 (month 58). Beginning with the distribution date in
                                    June 2007, the Class 3-A1 will bear interest at a rate
                                    equal to the Net WAC of Mortgage Pool 3.

                                    Class 4-A1 will bear interest at a rate equal to the lesser of (i) 5.80% per annum and (ii) the Net WAC of Mortgage
                                    Pool 4, up to and including the distribution date in March
                                    2007 (month 56). Beginning with the distribution date in
                                    April 2007, the Class 4-A1 will bear interest at a rate
                                    equal to the Net WAC of Mortgage Pool 4.

                                    Class 4-A2 will bear interest at a rate equal to the lesser of (i) 6.375% per annum and (ii) the Net WAC of Mortgage
                                    Pool 4, up to and including the distribution date in March
                                    2007 (month 56). Beginning with the distribution date in
                                    April 2007, the Class 4-A2 will bear interest at a rate
                                    equal to the Net WAC of Mortgage Pool 4.

                                    Class 5-A1 will bear interest at a rate equal to the lesser of (i) 4.85% per annum and (ii) the Net WAC of Mortgage
                                    Pool 5, up to and including the distribution date in August
                                    2006 (month 49). Beginning with the distribution date in
                                    September 2006, the Class 5-A1 will bear interest at a rate equal to the Net WAC of Mortgage Pool 5.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
[GRAPHIC OMITTED]                                  RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering (cont.):
------------------------------

Interest Rates (continued):         Class 2-A2 will bear interest at a rate equal to 5.55% per annum until the distribution date in April 2005 (month 33)
                                    based on a Notional Balance. After the distribution date in
                                    April 2005, the Class 2-A2 will not be entitled to
                                    distributions of any kind and will have a Notional Balance equal to zero. The Notional Balance of the Class 2-A2 on
                                    any distribution date up to and including the distribution date in April 2005 will be equal to the following: The
                                    balance of the Class 2-A1 Senior Certificate multiplied by the following fraction:

                                    The excess between (1) the Net WAC of Pool 2 and (2) 5.55%
                                    ----------------------------------------------------------
                                                          5.55%

                                    Class 3-A2 will bear interest at a rate equal to 4.175% per annum until the distribution date in May 2007 (month 58)
                                    based on a Notional Balance. After the distribution date in
                                    May 2007, the Class 3-A2 will not be entitled to
                                    distributions of any kind and will have a Notional Balance equal to zero. The Notional Balance of the Class 3-A2 on
                                    any distribution date up to and including the distribution date in May 2007 will be equal to the following: The
                                    balance of the Class 3-A1 Senior Certificate multiplied by the following fraction:

                                    The excess between (1) the Net WAC of Pool 3 and (2) 4.175%
                                    -----------------------------------------------------------
                                                          4.175%

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
[GRAPHIC OMITTED]                                  RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering (cont.):
------------------------------

Interest Rates (continued):         Class 4-A3 will bear interest at a rate equal to 5.80% per annum until the distribution date in March 2007 (month 56)
                                    based on a Notional Balance. After the distribution date in
                                    March 2007, the Class 4-A3 will not be entitled to
                                    distributions of any kind and will have a Notional Balance equal to zero. The Notional Balance of the Class 4-A3 on
                                    any distribution date up to and including the distribution date in March 2007 will be equal to the sum of the
                                    following: (A) The balance of the Class 4-A1 Senior
                                    Certificate multiplied by the following fraction:

                                    The excess between (1) the Net WAC of Pool 4 and (2) 5.80%
                                    ----------------------------------------------------------
                                                          5.80%
                                    and

                                    (B) The balance of the Class 4-A2 Senior Certificate
                                    multiplied by the following fraction:

                                    The excess between (1) the Net WAC of Pool 4 and (2) 6.375%
                                    -----------------------------------------------------------
                                                          5.80%

                                    Class 5-A2 will bear interest at a rate equal to 4.85% per annum until the distribution date in August 2006 (month 49)
                                    based on a Notional Balance. After the distribution date in
                                    August 2006, the Class 5-A2 will not be entitled to
                                    distributions of any kind and will have a Notional Balance equal to zero. The Notional Balance of the Class 5-A2 on
                                    any distribution date up to and including the distribution date in August 2006 will be equal to the following: The
                                    balance of the Class 5-A1 Senior Certificate multiplied by the following fraction:

                                    The excess between (1) the Net WAC of Pool 5 and (2) 4.85%
                                    ----------------------------------------------------------
                                                          4.85%

                                    Class R will bear interest at a rate equal to the Net WAC
                                    of the Mortgage Pool 1 collateral.

                                    Class B1-I will bear interest at a rate equal to the Net
                                    WAC of Mortgage Pool 1 less [0.88]% per annum.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
[GRAPHIC OMITTED]                                  RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering (cont.):
------------------------------

                                    Class B1-I-X will bear interest at a rate equal to [0.88]%
                                    per annum based on a notional balance equal to the Class
                                    B1-I principal balance prior to distributions for the
                                    related distribution date.

                                    Class B2-I will bear interest at a rate equal to the Net
                                    WAC of Mortgage Pool 1 less [0.61]% per annum.

                                    Class B2-I-X will bear interest at a rate equal to [0.61]%
                                    per annum based on a notional balance equal to the Class
                                    B2-I principal balance prior to distributions for the
                                    related distribution date.

                                    Classes B1-II and B2-II will bear interest at a per annum
                                    rate equal to the weighted average of the Net WAC of
                                    Mortgage Pools 2 through 5 weighted by the corresponding
                                    "Subordinate Amounts" (as defined on page 14)

                                    Classes B3, B4, B5 and B6 are cross-collateralized
                                    subordinates for payments of principal, interest and
                                    allocation of losses. The Class B3, B4, B5 and B6 will bear interest at a per annum rate equal to the weighted average of the underlying subordinate rates weighted by the
                                    corresponding "Modified Group Subordinate Amounts" (the
                                    corresponding A2 /A loss coverage available to the Class
                                    B2-I and Class B2-II).

                                    The Modified Group Subordinate Amounts are calculated as
                                    follows:

                                    Modified Group Subordinate Amount Pool 1:

                                    Total Mortgage Pool 1 collateral, less (i) the current
                                    principal balance of the Pool 1 Senior Bonds, (ii) the
                                    current principal balance of the Class B1-I and (iii) the
                                    current principal balance of the Class B2-I (in each case
                                    excluding notional balances).

                                    Modified Group Subordinate Amount Pools 2 through 5:

                                    Total Mortgage Pool 2 through 5 collateral, less (i) the
                                    current principal balance of the Pool 2 through 5 Senior
                                    Bonds, (ii) the current principal balance of the Class
                                    B1-II and (iii) the current principal balance of the Class
                                    B2-II (in each case excluding notional balances).

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
[GRAPHIC OMITTED]                                  RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering (cont.):
------------------------------

Interest Rates (continued):         The underlying subordinate rates are calculated as follows:

                                    Subordinate Underlying Rate, Mortgage Pool 1:

                                    The Pool 1 underlying subordinate rate will be equal to the
                                    Net WAC of Mortgage Pool 1.

                                    Subordinate Underlying Rate, Mortgage Pool 2 through 5:

                                    The Pool 2 through 5 underlying subordinate rate will be
                                    equal to the weighted average of the Net WAC of Mortgage
                                    Pools 2 through 5 weighted by the corresponding
                                    "Subordinate Amounts".


Credit Enhancement:                 Senior/subordinate, shifting interest structure. The credit enhancement information shown below is subject to final
                                    rating agency approval.

                                    Mortgage Pool 1 Senior Certificates:
                                    Credit enhancement for the Mortgage Pool 1 Senior
                                    Certificates will consist of the subordination of the Class
                                    B1-I, Class B1-I-X, Class B2-I, Class B2-I-X, Class B3,
                                    Class B4, Class B5 and Class B6, initially 6.00% total
                                    subordination.

                                    Mortgage Pool 2 through 5 Senior Certificates:
                                    Credit enhancement for the Mortgage Pool 2 through 5 Senior
                                    Certificates will consist of the subordination of the Class
                                    B1-II, Class B2-II, Class B3, Class B4, Class B5 and Class
                                    B6, initially 5.20% total subordination.

Loss Allocation:                    If all of the credit support features have been
                                    extinguished, any further losses will be allocated to the
                                    respective Class A Certificates on a pro rata basis.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
[GRAPHIC OMITTED]                                  RESIDENTIAL MORTGAGE FINANCE

Principal Distributions
-----------------------

Shifting Interest Structure with 7 year lockout*

Mortgage Pool 1 Subordinate Test % = Pool 1 Subordinate Amount / Mortgage Pool 1
                                     Collateral balance

Mortgage Pool 2 Subordinate Test % = Pool 2 Subordinate Amount / Mortgage Pool 2
                                     Collateral balance

Mortgage Pool 3 Subordinate Test % = Pool 3 Subordinate Amount / Mortgage Pool 3
                                     Collateral balance

Mortgage Pool 4 Subordinate Test % = Pool 4 Subordinate Amount / Mortgage Pool 4
                                     Collateral balance

Mortgage Pool 5 Subordinate Test % = Pool 5 Subordinate Amount / Mortgage Pool 5
                                     Collateral balance

o If Subordinate Test% is less than or equal to 2 times the original Subordinate Test%:

      ----------------------------------------------------------------------
           Distribution Dates (months)               Shift Percentage
      ----------------------------------------------------------------------
                      1 - 84                              100%
      ----------------------------------------------------------------------
                     85 - 96                               70%
      ----------------------------------------------------------------------
                     97 - 108                              60%
      ----------------------------------------------------------------------
                    109 - 120                              40%
      ----------------------------------------------------------------------
                    121 - 132                              20%
      ----------------------------------------------------------------------
                       133+                                 0%
      ----------------------------------------------------------------------

o  *If Subordinate Test% is greater than 2 times the original Subordinate Test%:

      ----------------------------------------------------------------------
           Distribution Dates (months)               Shift Percentage
      ----------------------------------------------------------------------
                      1 - 36                              50%
      ----------------------------------------------------------------------
                       37+                                  0%
      ----------------------------------------------------------------------

 (*In relation to any mortgage pool, if the respective AAA loss coverage doubles based on the initial cut-off date loss coverage during the first 36 months of the transaction, the respective Senior bonds will be entitled to 50% of the Subordinate bonds percentage of pre-payments, subject to cumulative loss and delinquency tests. After month 36, if the respective AAA loss coverage doubles based on the initial loss coverage of as of the cut-off date, the respective Senior bonds will only be entitled to pre-payments based on the respective Mortgage Pool Senior bond percentage only, subject to cumulative loss and delinquency tests).

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
[GRAPHIC OMITTED]                                  RESIDENTIAL MORTGAGE FINANCE

Principal Distributions (cont.)
-------------------------------

Subordinate Principal Distribution Amount ("PDA") from Mortgage Pool 1 will be equal to the difference between i) the sum of Mortgage Pool 1 Scheduled Principal and Pre-payment Principal less ii) less the Senior PDA for Mortgage Pool 1.

Subordinate Principal Distribution Amount ("PDA") from Mortgage Pool 2 will be equal to the difference between i) the sum of Mortgage Pool 2 Scheduled Principal and Pre-payment Principal less ii) less the Senior PDA for Mortgage Pool 2.

Subordinate Principal Distribution Amount ("PDA") from Mortgage Pool 3 will be equal to the difference between i) the sum of Mortgage Pool 3 Scheduled Principal and Pre-payment Principal less ii) less the Senior PDA for Mortgage Pool 3.

Subordinate Principal Distribution Amount ("PDA") from Mortgage Pool 4 will be equal to the difference between i) the sum of Mortgage Pool 4 Scheduled Principal and Pre-payment Principal less ii) less the Senior PDA for Mortgage Pool 4.

Subordinate Principal Distribution Amount ("PDA") from Mortgage Pool 5 will be equal to the difference between i) the sum of Mortgage Pool 5 Scheduled Principal and Pre-payment Principal less ii) less the Senior PDA for Mortgage Pool 5.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
[GRAPHIC OMITTED]                                  RESIDENTIAL MORTGAGE FINANCE

Principal Paydown Rules:
------------------------

I. Pay Senior PDA as follows:

Senior PDA 1:
    1)  Pay Class R, until reduced to zero.
    2)  Pay Class 1-A1 until reduced to zero.

Senior PDA 2:
    1)  Pay Class 2-A1, until reduced to zero.

Senior PDA 3:
    1)  Pay Class 3-A1, until reduced to zero.

Senior PDA 4:
    1) Pay on a pro-rata basis between Class 4-A1 and 4-A2, until reduced to zero.

Senior PDA 5:
    1)  Pay Class 5-A1, until reduced to zero.

II. Pay Subordinate PDA as follows*:
*Subject to credit support tests

Subordinate PDA 1:
1) Pay Class B1-I and B2-I PRO RATA based on their respective percentage of the aggregate Subordinate Amount(1) related to mortgage pool 1, until reduced to zero.

Subordinate PDA 2, Subordinate PDA 3, Subordinate PDA 4 and Subordinate PDA 5:
1) Pay Class B1-II and B2-II PRO RATA based on their respective percentage of the aggregate Subordinate Amount(1) related to mortgage pool 2 through 5, until reduced to zero.

III. Pay all remaining Subordinate PDA without regard to mortgage pool as follows*:
*Subject to credit support tests

1)   Pay to Class B3, B4, B5 and B6 PRO RATA, until reduced to zero.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
[GRAPHIC OMITTED]                                  RESIDENTIAL MORTGAGE FINANCE

Principal Paydown Rules (cont.):
--------------------------------


(1) The Subordinate Amounts are calculated as follows:

Pool 1 Subordinate Amount:

Total Mortgage Pool 1 collateral, less the current principal balance of the Pool 1 Senior Bonds (excluding notional balances).

Pool 2 Subordinate Amount:

Total Mortgage Pool 2 collateral, less the current principal balance of the Pool 2 Senior Bonds (excluding notional balances).

Pool 3 Subordinate Amount:

Total Mortgage Pool 3 collateral, less the current principal balance of the Pool 3 Senior Bonds (excluding notional balances).

Pool 4 Subordinate Amount:

Total Mortgage Pool 4 collateral, less the current principal balance of the Pool 4 Senior Bonds (excluding notional balances).

Pool 5 Subordinate Amount:

Total Mortgage Pool 5 collateral, less the current principal balance of the Pool 5 Senior Bonds (excluding notional balances).


        ---------------------------------------------------------------
                                   Contacts
        ---------------------------------------------------------------
          MBS Trading             Matt Miller           (212) 526-8315
                                  Rishi Bansal          (212) 526-8315
                                  Brendan Garvey        (212) 526-8315

          MBS Research            Brian Hargrave        (212) 526-8311

          Syndicate               Kevin White           (212) 526-9519
                                  Bob Caldwell          (212) 526-9519
                                  Dan Covello           (212) 526-9519

          Residential Finance     Stan Labanowski       (212) 526-6211
                                  Mike Hitzmann         (212) 526-5806
                                  Will Dorado           (212) 526-4005


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
[GRAPHIC OMITTED]                                  RESIDENTIAL MORTGAGE FINANCE

Collateral Summary:
-------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                           6 Month      2/28, 3/27 & 3/1         5/1 & 5/25       5/1 & 5/25            5/1
                                         LIBOR ARMs        Hybrid ARMs           Hybrid ARMs      Hybrid ARMs       Hybrid ARMs
                                          Group 1            Group 2              Group 3           Group 4           Group 5
Total Number of Loans                             303                   89                156                305                 19
Total Outstanding Loan Balance        $157,833,307.87       $39,918,784.47     $70,232,619.38    $108,696,673.87     $23,818,194.93
Average Loan Principal Balance               $520,902             $448,526           $450,209          $ 356,383         $1,253,589
Range of Loan Principal Balance    $34,499-$4,000,000   $54,905-$2,467,482 $28,762-$3,100,000 $31,000-$2,728,121 289,023-$2,360,000
Weighted Average Coupon                        5.454%               6.935%             7.099%             6.958%             6.459%
Range of Coupons                        3.750%-7.500%        4.750%-8.000%      5.000%-8.500%      5.500%-8.375%    5.875% - 7.750%
Weighted Average Margin                        2.735%               2.289%             2.269%             2.263%             2.750%
Range of Margins                        1.625%-3.500%        2.000%-3.000%      2.000%-2.750%     2.000%- 2.750%    2.750% - 2.750%
Weighted Average Initial
  Periodic Cap                                 1.000%               5.176%             5.970%             5.978%             4.786%
Range of Initial Periodic Caps          1.000%-1.000%        2.000%-6.000%      5.000%-6.000%      5.000%-6.000%    3.000% - 5.000%
Weighted Average Periodic Cap                  1.000%               1.972%             2.000%             1.995%             2.000%
Range of Periodic Caps                  1.000%-1.000%        1.000%-2.000%      2.000%-2.000%      1.000%-2.000%    2.000% - 2.000%
Weighted Average Maximum Rate                 11.454%              12.782%            13.069%            12.936%            11.566%
Weighted Average Floor                         2.735%               2.289%             2.269%             2.263%             2.750%
Weighted Average Original
  Term (mo.)                                      360                  360                360                360                360
Weighted Average Remaining
  Term (mo.)                                      359                  358                359                359                349
Range of Remaining Term (mo.)                 350-360              350-360            355-360            351-360            327-354
Weighted Average Original LTV                  67.46%               69.27%             67.56%             68.63%             60.03%
Range of Weighted Average
  Original LTV                          23.08%-96.98%        18.66%-95.00%      28.00%-94.99%      16.71%-97.00%      35.56%-92.12%
Weighted Average FICO                             714                  720                713                722                741
Range of Weighted Average FICO                622-813              654-810            627-796            623-808            643-777
Weighted Average Next Reset Date             11/29/02             04/21/05           06/01/07           05/20/07           08/13/06

Lien Position
First                                          100.0%               100.0%             100.0%             100.0%             100.0%
Second                                           0.0%                 0.0%               0.0%               0.0%               0.0%

Geographic Distribution
(Other states account individually          CA-49.00%            CA-50.10%          CA-41.12%          CA-48.91%          CA-63.16%
for less than 5% of the Cut-off              CO-8.31%            CO-10.34%          CO-13.59%          CO-14.03%          NY-17.63%
Date principal balance)                      IL-5.52%            AZ-10.16%           NJ-9.34%           NY-9.84%           CT-9.91%
                                                                                     AZ-6.10%
Occupancy Status
Primary Home                                   80.09%               80.27%             85.17%             76.22%            100.00%
Investment                                     12.66%               15.57%             11.12%             12.45%              0.00%
Second Home                                     7.25%                4.16%              3.71%             11.33%              0.00%
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of an offer to buy any of the securities referred to herein. Offers to sell an d
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information must be read in conjunction with, the final Prospectus Supplement
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description of the securities or underlying assets, the information contained in the Offering Document).

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